UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K/A
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 13, 2022
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CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3615 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events
On July 14, 2022, CURO Group Holdings Corp. (the "Company") filed a Current Report on Form 8-K (the "Initial 8-K") with the Securities and Exchange Commission (the "SEC") to report the completion of its acquisition of First Heritage Credit, LLC ("First Heritage"), a Mississippi limited liability company, on July 13, 2022.
In the Initial 8-K, the Company stated its intention to file the historical financial statements of First Heritage and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Initial 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Form 8-K/A amends the Initial 8-K to provide the required financial information.

ITEM 9.01 Financial Statements and Exhibits
(a). Financial Statements of Business Acquired
The audited consolidated financial statements of First Heritage Credit, LLC and subsidiaries as of and for the years ended December 31, 2021 and 2020, together with the related notes to the consolidated financial statements, are included as Exhibit 99.1 to this Current Report and are incorporated by reference herein.

(b). Pro Forma Financial Information

The unaudited pro forma combined statement of operations for the 12 month period ended December 31, 2021 and unaudited pro forma financial information as of and for the six month period ended June 30, 2022, together with the unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated by reference herein. The unaudited pro forma statement of operations and unaudited pro forma financial information gives effect to the acquisition and related transactions.

(d). Exhibits

Exhibit Number	Description
23.1	Consent of GranthamPoole, LLC
99.1
Audited Consolidated Financial Statements of First Heritage Credit, LLC as of and for the years ended December 31, 2021 and 2020, together with the related notes to the consolidated financial statements

99.2	Unaudited pro forma condensed consolidated financial information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of September, 2022.

                        CURO Group Holdings Corp.
                        By: /s/ Roger Dean______
                        Roger Dean
                        Executive Vice President and Chief Financial Officer